UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2022

LUVU BRANDS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2745 Bankers Industrial Drive, Atlanta, GA 30360

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (954) 958-6668

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2022, LUVU Brands, Inc. (the “Company”) announced preliminary unaudited net sales for the three months ended June 30, 2022, were approximately $6.2 million (or approximately 6% higher) than the $5.8 million recorded in the same period of 2021. For the twelve months ended June 30, 2022, preliminary net sales were a record $26.4 million, an increase of approximately 14% from the $23.1 million reported for the prior fiscal year. These total net sales are preliminary estimates, based upon calculation or figures that have been prepared internally by the Company’s management and have not been reviewed by its independent registered public accounting firm and may change upon completion of its audit. There can be no assurance that the Company’s actual results for fiscal 2022 will not differ from the preliminary financial data presented in this report and such changes could be material. This preliminary financial data should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future period. The Company’s audited consolidated financial statements for fiscal 2022 will be contained in its Annual Report on Form 10-K for the year ended June 30, 2022 to be filed with the SEC.

The information appearing in Item 7.01 of this report is hereby incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On August 2, 2022 the Company issued a press release announcing preliminary unaudited net sales for the three months ended June 30, 2022 and twelve months ended June 30, 2022. A copy of the press release is incorporated herein by reference as Exhibit 99.1 hereto.

The information in Items 2.02 and 7.01 hereof and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits.

		Incorporated by Reference			Filed or
No.	Exhibit Description	Form	Date Filed	Number	Furnished Herewith

99.1	Press Release dated August 2, 2022				Furnished

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUVU Brands, Inc.

Date: August 2, 2022	By:	/s/ Alexander A. Sannikov
Alexander A. Sannikov, Chief Financial Officer

3